                                                       Deutsche Asset Management


                                  Mutual Fund

                                      Semi-Annual Report

                                          April 30, 2000

Emerging Markets Debt

Formerly a Morgan Grenfell Fund

                                                      A Member of the
                                                      Deutsche Bank Group [LOGO]

Emerging Markets Debt
--------------------------------------------------------------------------------
Table of Contents

     Letter to Shareholders........................................  3

     Emerging Markets Debt
       Schedule of Investments.....................................  6
       Statement of Assets and Liabilities.........................  8
       Statement of Operations.....................................  9
       Statements of Changes in Net Assets......................... 10
       Financial Highlights........................................ 11
       Notes to Financial Statements............................... 12


                             _____________________

          The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.

                             _____________________

--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Fellow Shareholder:

We are pleased to present you with this newly-designed semi-annual report for Emerging Markets Debt of the Morgan Grenfell Investment Trust. Please note that with the acquisition of Morgan Grenfell by Deutsche Bank, the Board of Trustees approved a change in the name of your Fund. The Fund's investment objectives, policies and strategies remain the same.

In the pages that follow, you will find a discussion of the Fund's investment performance by the portfolio managers. The analyses highlight key factors influencing recent performance of the Fund and are followed by detailed financial statements for the six month period ended April 30, 2000.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. As always, the Board of Trustees of the Trust and the employees of Deutsche Asset Management, Inc. thank you for investing in our family of mutual funds. We appreciate your continued support and confidence.

Sincerely,

           /s/ David Dowsett   /s/ Brett Diment
                         David Dowsett and Brett Diment
                              Portfolio Managers of
                              Emerging Markets Debt

--------------------------------------------------------------------------------

International Fixed Income Funds
 . Emerging Markets Debt

MARKET REVIEW

The latter part of 1999 was a difficult time for global bond markets, as interest rate increases in the U.S. and Europe led bond yields to rise across the yield curve. The first part of 2000 was characterized by a divergence in performance between shorter-term and longer-term bonds. Two interest rate hikes by the U.S. Federal Reserve Board and four by the European Central Bank during the first four months of 2000 kept the short end of the yield curve under pressure, while reduced government issuance and a resulting perceived scarcity value lent support to a rally for longer bonds. The result--curve inversion was seen in all markets but was most pronounced in the U.S. and least so in Japan. The U.S. bond market was additionally impacted by volatility in its equity markets and widening credit spreads both in the above and below investment grade bond markets. On the other hand, despite the continued rise in its deficit and debt levels in an attempt to generate sustainable economic growth, the Japanese bond market continued to trade in a tightly defined range.

In the dollar bloc, the Australian market initially benefited from international cash flows forcing domestic short covering, i.e. the actual purchase of securities by a seller to replace those securities earlier borrowed. An improving fundamental background was supportive for the Canadian market.

In Europe, the non-core markets performed better than the Euro market. In Sweden and the U.K., this was primarily due to speculation over reduced government supply. The entry of the second round candidates for EMU was a positive dynamic for markets such as Greece and Poland. Denmark, however, suffered from nervousness following the announcement of a referendum on EMU entry in the autumn of 2000.

The South African bond market, having experienced a strong rally through most of 1999, gave back some of its gains during this semi-annual period, as profit taking and currency weakness impacted negatively.

Emerging market debt was the only part of the global bond market to produce robust performance over the semi-annual period. Emerging market debt performed strongly on improving economic growth and deficits combined with improvements in inflation rates to make credit upgrades possible. For example, Mexico's debt rating was raised to investment grade, boosting regional performance. The Russian bond market was the best performing of the emerging markets, as the replacement of President Yeltsin by Vladimir Putin eliminated some political uncertainty and commodity price recovery positively affected government revenues.

--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------
Letter to Shareholders

During most of the semi-annual period, the U.S. dollar appreciated against most currencies. The continuation of a significant growth and interest rate differential between the U.S. and Europe meant that the strength of the U.S. currency was most particularly seen against the euro. Within Europe, the British pound and the Swedish krona were the strongest currencies, primarily reflecting the fact that they were the strongest economies in the region. Within the dollar bloc, the Canadian dollar managed to keep pace with the U.S. dollar. In contrast, the Australian dollar weakened significantly due to fears of a widening short-term interest rate differential with the U.S.

 . Emerging Markets Debt

We maintained an underweight position in Latin America during the semi-annual period in favor of an overweight position in Eastern Europe. In our view, economic growth in Eastern Europe was less vulnerable to monetary policy tightening by the U.S. Federal Reserve Board.

The largest overweighting in the portfolio over the six months was in Russia, where we held positions in both non-performing Soviet debt and Eurobonds. Russian bonds benefited from President Yeltsin's replacement by Vladimir Putin and concurrent expectations of a renewed drive for economic reform. Soviet debt was also boosted by faster than expected progress in negotiations to restructure its bonds into performing assets. We held an overweight position in Bulgaria, which benefited from lower debt financing needs.

In Latin America, our top picks were Brazil and Mexico, which both benefited from strong economic growth. Additionally, Mexico's continued integration with the U.S. economy led to the award of an investment grade credit rating from Moody's. We were underweight Argentina, where the economic growth recovery was more uncertain, and Venezuela, where falling oil prices late in the period complicated President Chavez' re-election bid.

We did not find much value in Asian and African credits during the semi-annual period. Repayment concerns persisted in Nigeria and the Ivory Coast, and yields were low in Morocco, Jordan, Korea, and the Philippines.

Such market allocations proved beneficial, as the Fund significantly outperformed its benchmark, the JP Morgan Emerging Markets Bond Index Plus, for the six months ended April 30, 2000.

MARKET OUTLOOK

As the global economy, led by the U.S., continues to power ahead, we believe central banks will continue to tighten monetary policy in an attempt to pre-emptively stem any inflationary pressures present. Until it is clear at what point this tightening will peak, bond markets will likely remain unsettled--especially the U.S. Treasury market. Also, we believe yield curve inversion will continue. On the other hand, the improving financial positions of governments around the world, with the exception of Japan, should support fixed income markets once it does become more evident that such monetary tightening has worked.

We expect monetary policy in the U.S. to be most aggressive given the advanced nature of its economic cycle. In our view, this bias will weigh on the bond market. In the remainder of the dollar bloc, we favor the Canadian market over the Australian in the months ahead.

We remain optimistic on the European bond markets, as it seems that, despite the economic upturn, inflation there is on a falling path through the remainder of the year. The European Central Bank can thus afford to be more gradualistic in its approach to the tightening of monetary policy. Still, speculation over the extent of government buybacks and reduced issuance will likely continue. In our view, the U.K. bond market remains expensive relative to other international markets, however, Scandinavian bonds appear more attractive as do some of the other newer European markets such as Poland and Greece.

The Japanese market is likely to continue to trade within its established range, although speculation over the coming general election and over whether the economy really is on a self-sustaining recovery path will likely continue as well.

Emerging market debt should still offer value as should credit spreads at their present wide levels. In the months ahead, we prefer the former to the latter given the improving credit environment for sovereign securities and the worsening one for corporate bonds.

We believe U.S. dollar strength will continue until the growth differential among the various nations' economies is seen to be narrowing. The euro is nevertheless a very cheap currency at present levels.

--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------

Performance Comparison

                             [CHART APPEARS HERE]

DEUTSCHE EMERGING MARKETS DEBT, INSTITUTIONAL SHARES, J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS AND LIPPER EMERGING MARKETS DEBT FUNDS AVERAGE GROWTH OF A $250,000 INVESTMENT (SINCE AUGUST 4, 1994)

   Aug-94              250,000        250,000        250,000
   Apr-95              239,766        239,240        241,644
   Apr-96              320,747        339,784        327,210
   Apr-97              410,378        447,939        438,592
   Apr-98              453,035        514,545        500,697
   Apr-99              324,170        469,012        423,689
   Apr-00              401,750        554,075        487,425



     ___ Deutsche Emerging Markets Debt Fund, Institutional Shares - $401,750

     ___ J.P. Morgan Emerging Markets Bond Index Plus - $554,075

     - - Lipper Emerging Markets Debt Average - $487,425


Average Annual Total Return for the Periods Ended April 30, 2000
One Year 24.42% Three Year (0.58)% Five Year 10.86% Since 8/4/941 8.62%
Benchmark returns are for the period beginning 7/31/94.

--------------------------------------------------------------------------------
/1/ The Fund's inception date.
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. During the period the Fund waived certain fees and expenses. The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index representing external currency -- denominated debt markets of emerging markets and is a widely accepted benchmark of emerging debt market performance. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------

Schedule of Investments   April 30, 2000 (Unaudited)

                                                     Face
Description                                         Amount            Value
-----------                                         ------            -----
Foreign Bonds - 79.5%
Argentina - 16.5%
   Republic of Argentina
     11.250%, 05/24/04..........................   3,793,750    $  3,807,028
     11.000%, 10/09/06..........................   3,250,000       3,168,750
     11.750%, 04/07/09..........................     450,000         441,900
     11.375%, 01/30/17..........................   2,950,000       2,808,400
   Argentina PAR Series L
     6.000%, 03/31/23...........................  26,850,000      18,774,970
     6.875%, 03/31/23...........................  22,000,000      18,609,998
                                                                ------------
                                                                  47,611,046
                                                                ------------

Brazil - 22.4%
   Brazil FRN Series EI-L (BR)
     7.375%, 04/15/06...........................   6,649,500       5,934,679
   Brazil FRN Series EI-L
     (REGD)
     7.375%, 04/15/06...........................   9,532,500       8,507,756
   Republic of Brazil
     14.500%, 10/15/09..........................   3,864,000       4,070,724
   Brazil DCB FRN - Series L
     7.438%, 04/15/12...........................  12,000,000       8,640,000
   Brazil C Bond
     8.000%, 04/15/14...........................  27,953,007      20,021,341
   Brazil FRN Discount ZL
     7.375%, 04/15/24...........................  11,000,000       8,346,250
   Republic of Brazil
     12.250%, 03/06/30..........................  10,000,000       9,140,000
                                                                ------------
                                                                  64,660,750
                                                                ------------

Bulgaria - 7.7%
   Bulgaria FLIRB
     2.750%, 07/28/12...........................   6,900,000       4,795,500
   Bulgaria Discount
     7.063%, 07/28/24...........................  22,950,000      17,556,750
                                                                ------------
                                                                  22,352,250
                                                                ------------

Columbia - 4.4%
   Republic of Columbia
     9.750%, 04/23/09...........................   8,200,000       6,437,000
     11.750%, 02/25/20..........................   7,300,000       6,186,750
                                                                ------------
                                                                  12,623,750
                                                                ------------

Ecuador - 1.4%
   Ecuador PAR
     4.000%, 02/28/25...........................   6,200,000       2,154,500
   Ecuador Disc FRN
     6.000%, 02/28/25...........................   5,000,000       2,000,000
                                                                ------------
                                                                   4,154,500
                                                                ------------

Mexico - 12.8%
   United Mexican States
   Warrants *
     06/30/03...................................   9,938,000    $         --
   United Mexican States
     9.875%, 01/15/07...........................   1,700,000       1,746,750
     9.875%, 02/01/10...........................   9,800,000      10,094,000
     11.375%, 09/15/16..........................   4,500,000       5,090,625
     11.500%, 05/15/26..........................   7,000,000       8,260,000
   Petroleos Mexicano
     9.250%, 03/30/18...........................   9,150,000       8,646,750
   Petroleos Mexicano Ser P
     9.500%, 09/15/27...........................   3,000,000       3,030,000
                                                                ------------
                                                                  36,868,125
                                                                ------------

Nigeria - 2.7%
   Nigeria Par
     6.250%, 11/15/20...........................  15,000,000       7,800,000
   Nigeria Warrants *
     11/15/20...................................      24,750              --
                                                                ------------
                                                                   7,800,000
                                                                ------------

Panama - 4.1%
   Republic of Panama IRB
     4.250%, 07/17/14...........................   7,200,000       5,670,000
   Republic of Panama
     FRN PDI
     7.063%, 07/17/16...........................   7,654,150       6,190,294
                                                                ------------
                                                                  11,860,294
                                                                ------------

Russia - 7.5%
   Russia Ministry Fin
     11.750%, 06/10/03..........................   2,300,000       2,033,200
     8.750%, 07/24/05...........................   4,300,000       3,079,875
     10.000%, 06/26/07..........................   9,650,000       6,899,750
     12.750%, 06/24/28..........................   5,350,000       4,360,250
   Russia IAN 144A FRN
     6.906%, 12/02/15...........................     449,433         123,594
   Vnesh Russia IAN Reg S
     FRN
     6.906%, 12/15/15...........................  19,100,000       5,300,250
                                                                ------------
                                                                  21,796,919
                                                                ------------

Venezuela - 0.0%
   Venezuela  Warrants *
     04/18/20...................................      42,310              --
                                                                ------------

Total Foreign Bonds
   (Cost $228,592,543)..........................                 229,727,634
                                                                ------------

   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)

                                                     Face
Description                                         Amount         Value

Loan Participations - 15.4%/1/
Morocco - 3.8%
   Morocco FRN `A'
     (Morgan Guaranty Trust
     Company of New York)
     6.844%, 01/01/09..........................   12,341,053    $ 11,014,389
                                                                ------------
Russia - 11.6%
   Russia-Principal loan FRN/2/
     (Chase Manhattan, Bank
     of America, ING Securities,
     JP Morgan, Union Bank of
     Switzerland)
     6.906%, 12/15/20..........................  123,450,000      33,640,126
                                                                ------------
Total Loan Participations
   (Cost $37,401,958)..........................                   44,654,515
                                                                ============
Total Investments
   (Cost $265,994,501).........................         94.9%    274,382,149

Other Assets in Excess
   of Liabilities..............................          5.1%     14,612,328
                                                       -----    ------------
Total Net Assets...............................        100.0%   $288,994,477
                                                       =====    ============

--------------------------------------------------------------------------------

DCB    Debt Conversion Bond
FLIRB  Front Loaded Interest Reduction Bond
FRN Floating Rate Note. The rate reflected on the Schedule of Investments is the rate in effect on April 30, 2000.
IAN    Interest Arrears Note
IRB    Interest Revenue Bond
PDI    Past Due Income

/1/ Participations were acquired through financial institutions indicated parenthetically.
/2/  Portion of income earned is capitalized as Russian Interest in Arrears
     Notes.
144 A Security exempt from registration under 144A of the Security Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers.
Amounts designated as "___" are either $0 or have been rounded to $0.
 * Non-income producing security.

   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------
Statement of Assets and Liabilities (Unaudited)

                                                                                          As of
                                                                                        April 30,
                                                                                          2000
                                                                                          ----
Assets
  Investment at Value/(1)/...........................................................  $274,382,149
  Cash...............................................................................    19,775,362
  Foreign Currency/(1)/..............................................................       168,149
  Receivable for Capital Shares Sold.................................................       367,840
  Dividend and Interest Receivable...................................................     7,028,645
                                                                                       ------------
Total Assets.........................................................................   301,722,145
                                                                                       ------------
Liabilities
  Due to Advisor.....................................................................       171,929
  Due to Administrator...............................................................        69,303
  Payable for Securities Purchased...................................................    10,841,000
  Payable for Capital Shares Redeemed................................................     1,605,530
  Accrued Other Expenses.............................................................        39,906
                                                                                       ------------
Total Liabilities....................................................................    12,727,668
                                                                                       ------------
Net Assets...........................................................................  $288,994,477
                                                                                       ============

Composition of Net Assets
  Capital Shares of Institutional Class/(2)/ (unlimited authorization
    $0.001 par value). Based on Outstanding Shares of Beneficial Interest............  $295,929,293
  Undistributed Net Investment Income................................................    16,620,189
  Accumulated Net Realized Loss from Securities, Forward
    Currency Contracts and Foreign Currency Translations.............................   (31,912,930)
  Net Unrealized Appreciation on Investments.........................................     8,384,841
  Net Unrealized Depreciation on Foreign
    Currencies and Forward Currency Contracts........................................       (26,916)
                                                                                       ------------
Net Assets, April 30, 2000...........................................................  $288,994,477
                                                                                       ============
Computation of Net Asset Value
Institutional Shares:
  Net Assets.........................................................................  $288,994,477
  Shares Outstanding.................................................................    43,621,866
  Net Asset Value Per Share..........................................................  $       6.62

--------------------------------------------------------------------------------
/(1)/ Cost of Investments and Currency      Investments       Foreign Currency
      --------------------------------      -----------       ----------------
      Emerging Markets Debt Fund            $265,994,501         $182,532

/(2)/ On February 28, 2000 the Institutional Shares were renamed Institutional
      Class.

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------

Statement of Operations (Unaudited)

                                                                    For the Six
                                                                   Months Ended
                                                                  April 30, 2000
                                                                  --------------
Investment Income
   Interest.....................................................    $22,950,628
   Less: Foreign Taxes Withheld.................................       (486,758)
                                                                    -----------
Total Investment Income.........................................     22,463,870
                                                                    -----------

Expenses
   Investment Advisory Fee......................................      1,618,487
   Administration and Services Fees.............................        404,622
   Custody Fee..................................................         66,590
   Registration & Filing Fees...................................         48,033
   Professional Fees............................................         29,210
   Printing Fees................................................         10,397
   Trustees' Fees...............................................          5,875
   Transfer Agency Fee..........................................            428
   Miscellaneous................................................            729
                                                                    -----------
Total Expenses..................................................      2,184,371
Less: Fee Waivers or Expense Reimbursements.....................       (492,496)
                                                                    -----------
Net Expenses....................................................      1,691,875
                                                                    -----------
Net Investment Income...........................................     20,771,995
                                                                    ===========

Realized and Unrealized Gain (Loss) on Investments and Foreign
   Currency Transactions:
   Net Realized Gain (Loss) from:
     Investment Transactions....................................     33,588,920
     Foreign Currency Transactions..............................       (172,318)
   Net Change in Unrealized Appreciation/Depreciation:
     Investments................................................      4,208,835
     Foreign Currencies and Forward Currency Contracts..........       (158,286)
                                                                    -----------
Net Realized Gain on Investments, Foreign Currencies
   and Forward Currency Contracts...............................     37,467,160
                                                                    -----------

Net Increase in Net Assets from Operations......................    $58,239,155
                                                                    ===========

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (Unaudited)

                                                                                    For the           For the
                                                                                Six Months Ended     Year Ended
                                                                                 April 30, 2000    October 31, 1999
                                                                                 --------------    ----------------
Increase (Decrease) in Net Assets from Operations
   Net Investment Income.......................................................  $  20,771,995      $  30,848,031
   Net Realized Gain/Loss on Investments.......................................     33,588,929         (1,983,701)
   Net Realized Gain/Loss on Foreign Currencies and Forward
     Currency Contracts........................................................       (172,318)           549,743
   Net Change in Unrealized Appreciation/Depreciation on Investments...........      4,208,835          6,354,445
   Net Change in Unrealized Appreciation/Depreciation
     on Foreign Currencies and Forward Currency Contracts......................       (158,286)           401,593
                                                                                 -------------      -------------
Net Increase in Net Assets from Operations.....................................     58,239,155         36,170,111
                                                                                 -------------      -------------
Distributions to Shareholders
   Net Investment Income
     Institutional Class/(2)/..................................................    (12,181,314)       (34,764,644)
     Service Shares/(3)/.......................................................           (435)            (2,278)
   Net Realized Gain from Investment Transactions
     Institutional Class.......................................................             --                 --
     Service Shares............................................................             --                 --
                                                                                 -------------      -------------
Total Distributions............................................................    (12,181,749)       (34,766,922)
                                                                                 -------------      -------------
Capital Share Transactions:
   Institutional Class:
     Proceeds from Shares Issued...............................................     73,165,188        486,391,228
     Shares Issued in Lieu of Cash Distributions...............................     12,181,227         34,749,464
     Cost of Shares Repurchased................................................   (182,609,116)      (237,863,685)
                                                                                 -------------      -------------
   Increase (Decrease) in Net Assets from Institutional
     Class Transactions........................................................    (97,262,701)       283,277,007
                                                                                 -------------      -------------
   Service Shares:
     Proceeds from Shares Issued...............................................             --             10,000
     Shares Issued in Lieu of Cash Distributions...............................            445                 94
     Cost of Shares Repurchased................................................       (175,997)           (16,860)
                                                                                 -------------      -------------
   Decrease in Net Assets from Service Share Transactions......................       (175,552)            (6,766)
                                                                                 -------------      -------------
Net Increase (Decrease) in Net Assets from Capital Transactions................    (97,438,253)       283,270,241
                                                                                 -------------      -------------
Total Increase (Decrease) in Net Assets........................................    (51,380,847)       284,673,430
Net Assets
Beginning of Period............................................................    340,375,324         55,701,894
                                                                                 -------------      -------------
End of Period..................................................................   $288,994,477       $340,375,324
                                                                                 =============      =============
Capital Share Transactions:
   Institutional Class:
     Shares Issued.............................................................      3,146,537         86,590,263
     Shares Issued in Lieu of Cash Distributions...............................         26,328          7,020,094
     Shares Repurchased........................................................       (220,914)       (44,476,619)
                                                                                 -------------      -------------
   Increase in Capital Shares from Institutional Class Transactions............      2,951,951         49,133,738
                                                                                 =============      =============
   Shares:
     Shares Issued.............................................................            555              1,665
     Shares Issued in Lieu of Cash Distributions...............................             --                 19
     Shares Repurchased........................................................             --             (2,898)
                                                                                 -------------      -------------
   Increase (Decrease) in Capital Shares from Service

     Share Transactions........................................................            555             (1,214)
                                                                                 =============      =============

--------------------------------------------------------------------------------
/(1)/ Unaudited.
/(2)/ On February 28, 2000 the Institutional Shares were renamed Institutional
      Class.
/(3)/ Services Shares closed on January 21, 2000.

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------

Financial Highlights
For the six months ended April 30, 2000 and the years ended October 31
(Unaudited)

For a Share Outstanding Throughout each Period

                                                           Net                                                     Net     Ratio of
                                    Net                  Realized   Distributions  Distributions  Net             Assets   Expenses
                                   Asset                   and          from           from      Asset             End        to
                                   Value       Net      Unrealized      Net          Realized    Value              of     Average
                                 Beginning  Investment    Gains/     Investment      Capital     End of  Total    Period     Net
                                 of Period    Income     (Losses)      Income         Gains      Period  Return    (000)    Assets
                                 ---------    ------     --------      ------         -----      ------  ------    -----    ------
Emerging Markets Debt Fund:
Institutional Class/(4)/
    2000/(1)/                      $ 5.80      $1.66      $(0.60)      $(0.24)       $  --       $ 6.62  18.63%   $288,994   1.00%
    1999                             5.82       0.19        0.69        (0.90)          --         5.80  17.86     340,365   1.00
    1998                            11.95       1.81       (4.12)       (1.32)        (2.50)       5.82 (30.35)     55,684   1.05
    1997                            13.36       1.05        0.40        (1.32)        (1.54)      11.95  12.03     187,455   1.32
    1996                            10.55       1.21        2.60        (1.00)          --        13.36  38.42     102,431   1.50
    1995                            10.19       0.65       (0.17)       (0.11)        (0.01)      10.55   4.85      84,438   1.79
    1994/(2)/                       10.00       0.13        0.06           --           --        10.19   1.90+     16,248   1.90
Service Shares/(5)/
    1999                           $ 5.82      $0.19      $ 0.67       $(0.90)       $  --       $ 5.78  17.40%   $     10   1.25%
    1998                            11.95       6.65       (8.96)       (1.32)        (2.50)       5.82 (30.35)         18   1.30
    1997/(3)/                       13.61       0.03       (1.69)          --           --        11.95 (12.20)+       132   1.50

----------------------------------------------------------------------------------------------------------------------------------

                                                                     Ratio of
                                                                       Net
                                         Ratio of     Ratio of      Investment
                                          Net        Expenses to     Income to
                                       Investment      Average       Average
                                         Income          Net           Net
                                           to           Assets        Assets
                                         Average     (Excluding     (Excluding     Portfolio
                                           Net         Expense        Expense      Turnover
                                          Assets     Limitations)   Limitations)     Rate
                                          ------     ------------   ------------     ----
Emerging Markets Debt Fund:
Institutional Class/(4)/
    2000/(1)/                              12.80%       1.35%          13.10%        167%
    1999                                   10.90        1.40           10.50         397
    1998                                    9.82        1.31            9.56         638
    1997                                    7.15        1.47            7.00         472
    1996                                   10.15        1.92            9.73         227
    1995                                   10.97        2.05           10.71         266
    1994/(2)/                               7.04        2.60            6.34          52
Service Shares/(5)/
    1999                                   10.65%       1.66%          10.24%        397%
    1998                                   10.78        1.76           10.32         638
    1997/(3)/                              18.65        1.71           18.44         472

----------------------------------------------------------------------------------------------------------------------------------

+     Returns are for the period indicated and have not been annualized
/(1)/ All ratios except for Portfolio Turnover Rate for the six month period have been annualized. Total Return has not been annualized.
/(2)/ Emerging Markets Debt Fund Institutional Class commenced operations on
      8/4/94. All ratios, except for Portfolio Turnover Rate, for the period have been annualized.
/(3)/ Emerging markets debt fund service shares commenced operations on 10/22/97. All ratios, except for portfolio turnover rate, for the period have been annualized.
/(4)/ On February 28, 2000 the Institutional Shares were renamed Institutional
      Class.
/(5)/ Services Shares closed on January 21, 2000.

--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------
Notes to Financial Statements April 30, 2000 (Unaudited)

1. Organization

Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of fourteen investment portfolios. The Emerging Markets Debt Fund (the "Fund") is one of the portfolios. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation--Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Certain debt and fixed income investments owned by the Fund are valued at prices supplied by independent pricing agents selected by Deutsche Asset Management, Inc. ("DeAM", formerly Morgan Grenfell Inc.) and Deutsche Asset Management Investment Services Limited ("DAMIS", formerly Morgan Grenfell Investment Services Limited), (collectively, the "Advisers", each an affiliate of Deutsche Bank AG), which prices reflect broker-dealer supplied valuations. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of the Adviser, reflect market value are valued at fair value using methods determined in good faith by the valuation committee of the Board of Trustees.

Income Taxes--It is the intention of the Fund to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is considered necessary.

The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated and/or capital gains realized on sale of such investments. The Fund accrues such taxes when the related income is or gains are earned.

Net Asset Value Per Share--The net asset value per share is calculated on a daily basis by dividing the assets of the Fund or Class, less its liabilities, by the number of outstanding shares, of the Fund or Class.

Classes--Class-specific expenses, such as service plan fees, are borne by that class. Income, expenses and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the custodian banks until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.

The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.

If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------
Notes to Financial Statements

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

The Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.

Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency contracts as hedges against portfolio positions as well as for non-hedging purposes. The aggregate principal amounts of the contracts are not recorded. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time forward contracts are extinguished, except that gains or losses on certain open contracts are required to be recognized for U.S. federal income tax purposes at the close of the Fund's taxable year and are generally treated as ordinary income or loss for such purposes. Risk may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Foreign Currency Options--The premium paid by the Fund for the purchase of an option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. For an option held by the Fund on the stipulated expiration date, the Fund realizes a loss. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the purchased option. If the Fund exercises a purchased put option, it realizes a gain or loss from the sale of the underlying investment and proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the underlying investment which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to premiums originally paid. Certain foreign currency options may be required to be marked-to-market for Federal income tax purposes at the close of a Fund's taxable year, giving rise to a gain or loss that may, depending upon whether certain elections are made, be capital or ordinary in character.

Distributions--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises. Accordingly, permanent differences primarily attributable to net operating loss for the year or realized foreign exchange gains and losses have been reclassified as follows:

                  Undistributed     Accumulated
                 Net Investment     Net Realized    Paid-in
Fund              Income (Loss)    Gains (Losses)   Capital
----              -------------    --------------   -------
Emerging Markets
  Debt              $549,743         $(549,743)       $  --

The above reclassification has no effect on net assets or net asset value per share of the Fund.

Expenses--Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. DeAM absorbed all expenses of organizing the Trust.

Other--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of original issue discounts and purchase premiums during the respective holding period. Original issue discounts and purchase premiums on securities held by the Funds are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date or, using reasonable diligence, when known to the Funds. Interest income is recognized using the accrual method.

--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------
Notes to Financial Statements April 30, 2000

3. Administration, Investment Advisory, Distribution and Service Agreements

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with DeAM (the "Administrator"), pursuant to which the Administrator will receive an annual fee of 0.25% of the average daily net assets of the Fund.

The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Trust's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. At a meeting held on August 19, 1999 the Board of Trustees of the Trust adopted a resolution to approve a transfer agent agreement between Investment Company Capital Corp., an affiliate of Deutsche Bank AG, and the Trust, replacing DST Systems Inc., effective November 22, 1999.

Prior to October 13, 1998, SEI Financial Management Corporation ("SEI") served as the Trust's Administrator.

For these services, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the Fund's average daily net assets.

The Adviser has voluntarily agreed to reduce its advisory fees and/or reimburse the Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:

                              Institutional    Service
                                  Shares       Shares
                               -------------   ------
Emerging Markets Debt             1.00%        1.25%

By an Expense Limitation agreement dated November 1999, between the Trust and the Adviser, the Adviser has agreed to waive its fees and reimburse expenses to the Fund in order to limit the total operating expenses of the Fund at the above levels for a period of 16 months from February 28, 2000.

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or the Adviser.

ICC Distributors, Inc. (the "Distributor") serves as the distributor of shares of the Fund pursuant to a distribution agreement with the Fund. The Adviser, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Fund. Prior to November 1, 1999 SEI Investments Distribution Co. served as the Fund Distributor.

The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund that offers Investment Shares pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to Investment Shares. Service plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/ or account maintenance services to their customers who invest in Service Shares.

4. Investment Transactions

The cost of securities purchased and the proceeds from the sale of securities, other than short-term investments and U.S. government securities, during the six months ended April 30, 2000, were as follows:

                Purchases            Sales
                ---------            -----
              $510,269,233        $592,891,585

For federal income tax purposes, the cost of securities owned, the aggregate gross unrealized appreciation and depreciation and the net unrealized appreciation (depreciation) on investments at October 31, 1999 for the Fund are as follows:

                                    Tax Cost
                                    --------
                                  $265,994,501

                                           Net
                                       Unrealized
    Appreciated       Depreciated     Appreciated/
    Securities        Securities      (Depreciated)
   ------------       ----------      -------------
    $18,834,091      $(10,449,250)     $8,384,841

At October 31, 1999 the Fund had available realized capital losses to offset future net capital gains:

                                  Expiration Date
                                  ---------------
            $58,247,275             10/31/2006

During the six months ended April 30, 2000, the Fund utilized $10,483, of available realized capital losses from a prior period.

--------------------------------------------------------------------------------

Emerging Markets Debt
--------------------------------------------------------------------------------
Notes to Financial Statements April 30, 2000

5. Loan Participations/Assignments

The Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

6. Concentration of Risks

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The Fund invests in emerging markets securities. Emerging markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. The Fund invests in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry, or region.

7. Borrowing Agreements

In the event of an overdraft, the Fund may execute a demand note with Brown Brothers Harriman & Co. ("BBH"), the Trust's custodian, to meet its short-term liquidity requirements. Interest payment on borrowings under the demand notes are payable at the federal funds rate plus 2.00% and the borrowings are secured by the Funds' assets and securities held in the custody of BBH. At April 30, 2000 there were no borrowings from BBH outstanding.

Following is the summary of borrowings made under the Line of Credit facility with BBH:

                    Weighted                 Weighted
       Maximum       Average                  Average
       Amount        Balance     Interest    Interest
      Borrowed     Outstanding     Paid        Rate
      --------     -----------     ----        ----
     12,979,636     2,355,110      8,648      11.20%

--------------------------------------------------------------------------------

  For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                                    Deutsche Asset Management Service Center
                                    P.O. Box 219210
                                    Kansas City, MO 64121-9210
or call our toll-free number:       1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.


Emerging Markets Debt--                                 CUSIP #61735K869
Institutional Class                                     356SA (04/00)
Morgan Grenfell Investment Trust


Distributed by:
ICC Distributors, Inc.